Exhibit 99.1 Analyst Day 2018 “Share life’s joy” 1Exhibit 99.1 Analyst Day 2018 “Share life’s joy” 1

Safe Harbor Disclaimer

This presentation contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding our focus on achieving cost and revenue synergy between Shutterfly and Lifetouch; our target of combined Company Adjusted EBITDA by 2020; our expectations that the Lifetouch acquisition will significantly increase the Company's overall profitability; the expected value of the depreciable property and equipment; and the timing for aligning Shutterfly's and Lifetouch's accounting policies. You can identify these statements by the use of terminology such as "guidance", "believe", "expect", "will", "should," "could", "estimate", "anticipate" or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, decreased consumer discretionary spending as a result of general economic conditions; our ability to expand our customer base and increase sales to existing customers; our ability to meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; failure to realize the anticipated benefits of our 2017 restructuring activities or of the Lifetouch acquisition; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business; unforeseen changes in expense levels; competition and the pricing strategies of our competitors, which could lead to pricing pressure; the retention of Lifetouch employees and our ability to successfully integrate the Lifetouch businesses; risks inherent in the achievement of anticipated synergies and the timing thereof; and general economic conditions and changes in laws and regulations. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of our SEC filings, including our most recent Form 10-K and 10-Q, which are available on the Securities and Exchange Commission's Website at www.sec.gov. These forward-looking statements are based on current expectations and the company assumes no obligation to update this information.

This presentation includes non-GAAP financial measures, including Adjusted EBITDA, non-GAAP profits/margins, non-GAAP net loss, and non-GAAP net loss per share. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation, restructuring, and acquisition-related costs. The method we use to produce non-GAAP financial measures is not computed according to GAAP and may differ from the methods used by other companies. To supplement our consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about our core operating results and thus are appropriate to enhance the overall understanding of our past financial performance and our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate our financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for, or superior to, gross profit, net income (loss) or net income (loss) per share determined in accordance with GAAP. Management strongly encourages review of our financial statements and publicly-filed reports in their entirety and to not rely on any single financial measure.

SHUTTERFLY INC

2

Shutterfly Inc. Overview Christopher North President and Chief Executive Officer 3Shutterfly Inc. Overview Christopher North President and Chief Executive Officer 3

Analyst Day Agenda 10:30 –11:15am Introduction and Overview –Christopher North, President and Chief Executive Officer 11:15 –11:45am Financial –Mike Pope, SVP and Chief Financial Officer  11:45 –12:30pm Lifetouch –Michael Meek, Lifetouch President and CEO 12:30 –1:00pm Lunch  1:00 –1:45pm Shutterfly Consumer –Christopher North; Michele Andersen, SVP Retail; Ishantha Lokuge, SVP and  Chief Product Officer; Erik Weitzman, VP Mobile; Mickey Mericle, SVP and Chief Marketing Officer 1:45 –2:30pm Integration –Greg Hintz, VP Corporate Development; Stephanie Schmid, VP Lifetouch Marketing  2:30 –2:50pm Enterprise –Scott Arnold, President Shutterfly Enterprise 2:50 –3:15pm QA 3:15 –3:30pm Break 3:30 –4:30pm  Facility Tour 4:30 –5:00pm Reception and 2018 Holiday Highlights 4Analyst Day Agenda 10:30 –11:15am Introduction and Overview –Christopher North, President and Chief Executive Officer 11:15 –11:45am Financial –Mike Pope, SVP and Chief Financial Officer 11:45 –12:30pm Lifetouch –Michael Meek, Lifetouch President and CEO 12:30 –1:00pm Lunch 1:00 –1:45pm Shutterfly Consumer –Christopher North; Michele Andersen, SVP Retail; Ishantha Lokuge, SVP and Chief Product Officer; Erik Weitzman, VP Mobile; Mickey Mericle, SVP and Chief Marketing Officer 1:45 –2:30pm Integration –Greg Hintz, VP Corporate Development; Stephanie Schmid, VP Lifetouch Marketing 2:30 –2:50pm Enterprise –Scott Arnold, President Shutterfly Enterprise 2:50 –3:15pm QA 3:15 –3:30pm Break 3:30 –4:30pm Facility Tour 4:30 –5:00pm Reception and 2018 Holiday Highlights 4

Other Shutterfly Team in Attendance Financial Shawn Tabak, Vice President Investor Relations Lisa Blackwood‐Kapral, Chief Accounting Officer   Lifetouch David Potente, Executive Vice President & Chief Operating Officer, Specialty Tom Wargolet, Executive Vice President & Chief Operating Officer, Schools Manufacturing Dwayne Black, Senior Vice President and Chief Operations Officer Dave Bull, Vice President Manufacturing Eric Kok, Vice President Operations  Technology / HR / Legal / Executive Satish Menon, Senior Vice President and Chief Technology Officer Tracy Layney, Senior Vice President and Chief Human Resources Officer Jason Sebring, Vice President and General Counsel Anne Berger,Vice President and Chief of Staff Sondra Harding, Senior Director Corporate Communications  5Other Shutterfly Team in Attendance Financial Shawn Tabak, Vice President Investor Relations Lisa Blackwood‐Kapral, Chief Accounting Officer Lifetouch David Potente, Executive Vice President & Chief Operating Officer, Specialty Tom Wargolet, Executive Vice President & Chief Operating Officer, Schools Manufacturing Dwayne Black, Senior Vice President and Chief Operations Officer Dave Bull, Vice President Manufacturing Eric Kok, Vice President Operations Technology / HR / Legal / Executive Satish Menon, Senior Vice President and Chief Technology Officer Tracy Layney, Senior Vice President and Chief Human Resources Officer Jason Sebring, Vice President and General Counsel Anne Berger,Vice President and Chief of Staff Sondra Harding, Senior Director Corporate Communications 5

Shutterfly Inc. Overview 6Shutterfly Inc. Overview 6

Summarizing Shutterfly, Inc’s Opportunity 1. A portfolio of large, industry‐leading businesses with loyal customers and significant cash flow. 2. We have large opportunities to create shareholder value through: › Organic growth in each of our divisions › Key synergies between Lifetouch and Shutterfly › M&A that leverages our manufacturing and technology platforms › Return of capital 7 7Summarizing Shutterfly, Inc’s Opportunity 1. A portfolio of large, industry‐leading businesses with loyal customers and significant cash flow. 2. We have large opportunities to create shareholder value through: › Organic growth in each of our divisions › Key synergies between Lifetouch and Shutterfly › M&A that leverages our manufacturing and technology platforms › Return of capital 7 7

We've Heard a Consistent Set of Questions

- **For Shutterfly Consumer:**
  - What is the medium-term outlook for growth?
  - What historical trends inform our confidence in that outlook?
  - How do we understand the slowdown in Q2 and Q3, after a strong Q4 and Q1?
  - What gives us confidence in Q4?
- **What is the medium-term model for baseline Shutterfly Consumer, Lifetouch, and SBS growth?**
- **How are we thinking about the magnitude and timing of Lifetouch synergies?**

SHUTTERFLY INC

8

99

Shutterfly Consumer: Challenges in 2016 › Growth in the Shutterfly Core, paper‐based categories had slowed to single‐digit › Gifts and Décor growth, while faster, became overly dependent on free at the expense of paid › With non‐Shutterfly brands declining and on separate stacks, no prospect of investing › Legacy New Product Introduction process made launching new products slow and expensive › Difficult for customers to create / purchase our products: complex UI, slow performance, buggy › Consumers migrating to smartphones, but Shutterfly’s apps limited in functionality and breadth › Growth in active customers stalled, with headwinds from increasing costs in paid channels › On a GAAP basis, Company made a net loss in 2014 and 2015 10Shutterfly Consumer: Challenges in 2016 › Growth in the Shutterfly Core, paper‐based categories had slowed to single‐digit › Gifts and Décor growth, while faster, became overly dependent on free at the expense of paid › With non‐Shutterfly brands declining and on separate stacks, no prospect of investing › Legacy New Product Introduction process made launching new products slow and expensive › Difficult for customers to create / purchase our products: complex UI, slow performance, buggy › Consumers migrating to smartphones, but Shutterfly’s apps limited in functionality and breadth › Growth in active customers stalled, with headwinds from increasing costs in paid channels › On a GAAP basis, Company made a net loss in 2014 and 2015 10

Shutterfly Consumer: What Have We Done So Far? › New Shutterfly iOS and Android apps launched in 2016; Apps on track to be >$150Min 2018 › 2017 platform consolidation brought TP to Shutterfly.com, migrated majority of non‐Shutterfly  customers, and delivered >$50M in annual savings from headcount and marketing › Reduced time and cost to launch new products: twice as many new products launched in 2018  as 2017 › Kids and Pets categories launched in 2018 › Significant improvements in speed, stability, and CX across the board › Range expansion, upsells, and pricing & promotion optimization have grown revenue/customer › Cost control and bottom‐line focus have supported profitability and quality of earnings 11Shutterfly Consumer: What Have We Done So Far? › New Shutterfly iOS and Android apps launched in 2016; Apps on track to be >$150Min 2018 › 2017 platform consolidation brought TP to Shutterfly.com, migrated majority of non‐Shutterfly customers, and delivered >$50M in annual savings from headcount and marketing › Reduced time and cost to launch new products: twice as many new products launched in 2018 as 2017 › Kids and Pets categories launched in 2018 › Significant improvements in speed, stability, and CX across the board › Range expansion, upsells, and pricing & promotion optimization have grown revenue/customer › Cost control and bottom‐line focus have supported profitability and quality of earnings 11

Shutterfly Consumer: Loyal and Returning Customer Base 12Shutterfly Consumer: Loyal and Returning Customer Base 12

Shutterfly Consumer: Consistent Revenue per Customer Growth Notes: 13 Based on Shutterfly Brand estimated organic growth.Shutterfly Consumer: Consistent Revenue per Customer Growth Notes: 13 Based on Shutterfly Brand estimated organic growth.

Shutterfly Consumer: Active Customers Flat 14Shutterfly Consumer: Active Customers Flat 14

Shutterfly Consumer: Revenue Mix By Category Note: “Core” includes Cards & Stationery, Calendars, Prints, Photo Books, and Tiny Prints; “PGHD” includes Personalized Gifts / Home Décor, Kids and Pets; “Other” includes BorrowLenses and Groovebook 15 *Based on the mid-point of guidance provided on 10/30/18Shutterfly Consumer: Revenue Mix By Category Note: “Core” includes Cards & Stationery, Calendars, Prints, Photo Books, and Tiny Prints; “PGHD” includes Personalized Gifts / Home Décor, Kids and Pets; “Other” includes BorrowLenses and Groovebook 15 *Based on the mid-point of guidance provided on 10/30/18

Shutterfly Consumer: Stable Core Notes: 16 Based on . Shutterfly Brand estimated organic growth.Shutterfly Consumer: Stable Core Notes: 16 Based on . Shutterfly Brand estimated organic growth.

Shutterfly Consumer: Healthy Paid PGHD/CatEx Growth Notes: 17 Based on .. Shutterfly Brand estimated organic growth.Shutterfly Consumer: Healthy Paid PGHD/CatEx Growth Notes: 17 Based on . Shutterfly Brand estimated organic growth.

Shutterfly Consumer: Paid Revenue Drives Gross Profit Average Gross Profit per Unit (Excluding Prints)* Paid Free Paid promotions deliver approximately 2.5x gross profit per unit Notes: 18 *Average for period Q1’17 to Q3’18;. Gross Profit takes into account direct costs only; Prints excluded from analysis. Shutterfly Consumer: Paid Revenue Drives Gross Profit Average Gross Profit per Unit (Excluding Prints)* Paid Free Paid promotions deliver approximately 2.5x gross profit per unit Notes: 18 *Average for period Q1’17 to Q3’18;. Gross Profit takes into account direct costs only; Prints excluded from analysis.

Shutterfly Consumer: Q3 Bridge 19Shutterfly Consumer: Q3 Bridge 19

Shutterfly Consumer: Shutterfly.com Revenue By Platform $117 23% $89 $68 $28 18% $64 13% $72 $90 30% $60 26% $34 $38 $689 $625 $622 $294 $284 2015 2016 2017 2017 YTD 2018 YTD Web * Mobile Web App Web * Mobile Web App 20Shutterfly Consumer: Shutterfly.com Revenue By Platform $117 23% $89 $68 $28 18% $64 13% $72 $90 30% $60 26% $34 $38 $689 $625 $622 $294 $284 2015 2016 2017 2017 YTD 2018 YTD Web * Mobile Web App Web * Mobile Web App 20

Shutterfly Consumer: More Work to Do

- Profitability improvements come in part at the expense of topline growth in revenue and customers
  - Brand and platform consolidation in 2017
  - >300bps reduction in marketing as % of revenue in 2017
  - Potentially underinvested in the brand
  - Free/Paid mix shift created headwind Q1-Q3'18
- Continuing headwinds in traffic channels
- Shutterfly active customer base flat
- Lack of promotional innovation Q1-Q3 2018
- Volatile performance quarter-to-quarter with inconsistent forecasting
- Communications with investment community

SHUTTERFLY INC
21

Shutterfly Consumer: Looking Ahead

Core: Paper-based products

- Mature businesses - slow secular growth
- Growth driven more by price than volume
- Ample levers to maintain growth: new formats and services, mobile, simplification/APC, and marketing and promotion optimization

Gifts, décor, and new categories (PGHD)

- Have sustained faster growth for years
- No secular growth constraints given large TAM
- Category expansion and accelerated pace of product introduction drive growth
- Expect these categories to significantly outpace the core

Mobile

Simplification/ APC

Pricing & Promotion

Improved Marketing

The single biggest opportunity for Shutterfly Consumer is step-changing the customer base driven by Lifetouch customer acquisition – not assumed in the baseline.

SHUTTERFLY INC

22

2323

SBS: Today • Commercial digital printing services • $225M in revenue • Enables efficient and effective customer  engagement • Personalized communications at scale • Leverages first and third‐party manufacturing  capabilities 24SBS: Today • Commercial digital printing services • $225M in revenue • Enables efficient and effective customer engagement • Personalized communications at scale • Leverages first and third‐party manufacturing capabilities 24

SBS: Looking Ahead › Business still dependent on a small number of large customers › Large, new customers are hard to forecast and are lumpy › We’ve been successful at expanding within our largest customers, and in some  cases in adding a large new program › But less successful so far in scaling the business around broader customer base › As a result, we have more modest growth expectations in the medium‐term 25SBS: Looking Ahead › Business still dependent on a small number of large customers › Large, new customers are hard to forecast and are lumpy › We’ve been successful at expanding within our largest customers, and in some cases in adding a large new program › But less successful so far in scaling the business around broader customer base › As a result, we have more modest growth expectations in the medium‐term 25

2626

Lifetouch: Today



- School and portrait photography
- Four business units: Schools, Preschools, Church and Studios
- $925M in revenue
- 25M+ children in 50K+ schools
- 1M+ new kindergarten households per year
- 10M+ total households

SHUTTERFLY INC

27

Lifetouch: Looking Ahead

- Deal model assumed a stable business
- Good execution against Lifetouch management's strategy has driven better results in Schools and continued success in Preschools
- Many levers to drive business improvement given historical underinvestment
- Account growth, participation rate, and revenue/customer are the key levers
- Now expect modest growth driven by Schools and Preschools
- Headwinds from ongoing Church declines and secular pressures in Studios

SHUTTERFLY INC
28

2929

Shutterfly and Lifetouch Longer-Term Vision 30Shutterfly and Lifetouch Longer-Term Vision 30

Shutterfly/Lifetouch Synergies › Supply chain savings largely achieved by end of 2019 › Manufacturing savings will phase in over 2019 and 2020 as we integrate the two platforms › The largest revenue synergies will come from acquiring more customers to Shutterfly › Biggest opportunity is in integrating Lifetouch photos to Shutterfly › Integration efforts in 2019 will deliver a significant benefit › Deeper integration in 2020 deliver a further benefit › Each cohort acquired to Shutterfly delivers value in future years as well 31Shutterfly/Lifetouch Synergies › Supply chain savings largely achieved by end of 2019 › Manufacturing savings will phase in over 2019 and 2020 as we integrate the two platforms › The largest revenue synergies will come from acquiring more customers to Shutterfly › Biggest opportunity is in integrating Lifetouch photos to Shutterfly › Integration efforts in 2019 will deliver a significant benefit › Deeper integration in 2020 deliver a further benefit › Each cohort acquired to Shutterfly delivers value in future years as well 31

VIDEO 32VIDEO 32

Financials 33Financials 33

Financials Mike Pope Senior Vice President and Chief Financial Officer 34Financials Mike Pope Senior Vice President and Chief Financial Officer 34

Financial Highlights Addition of significant scale and profits via Lifetouch acquisition Enhanced quality of earnings – expected 10x increase in operating income 2015-2018 Increased financial discipline Portfolio of businesses, driving mid-single digit growth Expected Adjusted EBITDA of at least $450 million in 2020 $ Sound execution of balanced capital allocation policy 35Financial Highlights Addition of significant scale and profits via Lifetouch acquisition Enhanced quality of earnings – expected 10x increase in operating income 2015-2018 Increased financial discipline Portfolio of businesses, driving mid-single digit growth Expected Adjusted EBITDA of at least $450 million in 2020 $ Sound execution of balanced capital allocation policy 35

Diversifying Revenue and Increasing Scale Revenue By Segment 70% 9% ($ in Millions) CAGR $2,019.0 $225.0 11% $800.0 40%* $1,190.2 $1,134.2 $1,059.4 $193.2 $136.7 $921.6 $98.0 $50.6 49% $997.6 $997.0 $994.0 $961.4 $871.0 2014 2015 2016 2017 2018* Shutterfly Consumer Lifetouch SBS Diversifying and nearly doubling our revenue base in 2018 Notes: *Normalized for purchase accounting adjustments related to the write-down of deferred revenue of $37.3 million; Based on mid-point of 2018 guidance provided on 10/30/2018; Includes 9 months of Lifetouch Results are normalized to exclude restructuring, acquisition, and non-recurring charges 36Diversifying Revenue and Increasing Scale Revenue By Segment 70% 9% ($ in Millions) CAGR $2,019.0 $225.0 11% $800.0 40%* $1,190.2 $1,134.2 $1,059.4 $193.2 $136.7 $921.6 $98.0 $50.6 49% $997.6 $997.0 $994.0 $961.4 $871.0 2014 2015 2016 2017 2018* Shutterfly Consumer Lifetouch SBS Diversifying and nearly doubling our revenue base in 2018 Notes: *Normalized for purchase accounting adjustments related to the write-down of deferred revenue of $37.3 million; Based on mid-point of 2018 guidance provided on 10/30/2018; Includes 9 months of Lifetouch Results are normalized to exclude restructuring, acquisition, and non-recurring charges 36

Solid Track Record of Adjusted EBITDA Growth Adjusted EBITDA $400 ($ in Millions) $35 12% CAGR Pro-Forma $365 $234 $208 $192 $167 2014 2015 2016 2017 2018* Pro-Forma Adjusted EBITDA expected to increase nearly 56% YoY at the mid-point of guidance Notes: *Based on mid-point of 2018 guidance provided on 10/30/2018 Results are normalized to exclude restructuring, acquisition, and non-recurring charges 37Solid Track Record of Adjusted EBITDA Growth Adjusted EBITDA $400 ($ in Millions) $35 12% CAGR Pro-Forma $365 $234 $208 $192 $167 2014 2015 2016 2017 2018* Pro-Forma Adjusted EBITDA expected to increase nearly 56% YoY at the mid-point of guidance Notes: *Based on mid-point of 2018 guidance provided on 10/30/2018 Results are normalized to exclude restructuring, acquisition, and non-recurring charges 37

Improving Profitability and Quality of Earnings $250.0 0.60x 0.49x 0.50x $200.0 0.40x $150.0 0.30x 0.26x 0.24x $100.0 0.20x $50.0 0.10x 0.10x 0.04x $- x- 2014 2015 2016 2017 2018* Operating Income Operating Income/Adjusted EBITDA Notes: *Based on mid-point of 2018 guidance provided on 10/30/2018 38 Results are normalized to exclude restructuring, acquisition, and non-recurring chargesImproving Profitability and Quality of Earnings $250.0 0.60x 0.49x 0.50x $200.0 0.40x $150.0 0.30x 0.26x 0.24x $100.0 0.20x $50.0 0.10x 0.10x 0.04x $- x- 2014 2015 2016 2017 2018* Operating Income Operating Income/Adjusted EBITDA Notes: *Based on mid-point of 2018 guidance provided on 10/30/2018 38 Results are normalized to exclude restructuring, acquisition, and non-recurring charges

Improving Profitability and Quality of Earnings

Shutterfly has continued to: grow; improve profitability and quality of earnings; and focus on controlling CapEx

CapEx



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
12%
10%
8%
6%
4%
2%
0%
$90
$81
$76
$73
$100
10%
8%
7%
6%
5%
2014
2015
2016
2017
2018*
CapEx
CapEx as % of Revenue

SBC



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
8%
7%
6%
5%
4%
3%
2%
1%
0%
$61.8
$60.5
$45.7
$44.4
$51.0
7%
6%
4%
4%
3%
2014
2015
2016
2017
2018*
SBC
SBC as % of Net Revenue

EPS



$3.02
$0.88
$0.45
$(0.20)
$(0.02)
2014
2015
2016
2017
2018*

Lifetouch acquisition adds significant scale and profitability

SHUTTERFLY INC

Notes:
*Based on mid-point of 2018 guidance provided on 10/30/18
All metrics are in $'s in millions, except for EPS ($) and Net Revenue ($B)
Results are normalized to exclude restructuring, acquisition, and non-recurring charges.

39

A Look Ahead to Q418 and Beyond 4Q18 Guidance FY18 Guidance Low Mid High Low Mid High ($ in Millions) Shutterfly Consumer $540  $550  $560  $984  $994  $1,004  YoY Growth 3.5% 5.4% 7.3% ‐1.3% ‐0.3% 0.7% Lifetouch $341  $351 $361 $790  $800  $810  YoY Growth SBS $64  $69 $74 $220  $225  $230  YoY Growth ‐11.4% ‐4.4% 2.5% 13.8% 16.4% 19.0% Total Revenue $945 $970 $995  $1,994  $2,019  $2,044  YoY Growth 59.1% 63.3% 67.6% 67.5% 69.6% 71.7% Operating Income $263 $273  $283 $185  $195  $205  % of Revenue 27.8% 28.1% 28.4% 9.2% 9.7% 10.0% Adjusted EBITDA $325 $335  $345 $390  $400  $410  % of Revenue 34.4% 34.5% 34.7% 19.6% 19.8% 20.1% 40A Look Ahead to Q418 and Beyond 4Q18 Guidance FY18 Guidance Low Mid High Low Mid High ($ in Millions) Shutterfly Consumer $540 $550 $560 $984 $994 $1,004 YoY Growth 3.5% 5.4% 7.3% ‐1.3% ‐0.3% 0.7% Lifetouch $341 $351 $361 $790 $800 $810 YoY Growth SBS $64 $69 $74 $220 $225 $230 YoY Growth ‐11.4% ‐4.4% 2.5% 13.8% 16.4% 19.0% Total Revenue $945 $970 $995 $1,994 $2,019 $2,044 YoY Growth 59.1% 63.3% 67.6% 67.5% 69.6% 71.7% Operating Income $263 $273 $283 $185 $195 $205 % of Revenue 27.8% 28.1% 28.4% 9.2% 9.7% 10.0% Adjusted EBITDA $325 $335 $345 $390 $400 $410 % of Revenue 34.4% 34.5% 34.7% 19.6% 19.8% 20.1% 40

Shutterfly Consumer Q4 2018 41Shutterfly Consumer Q4 2018 41

Shutterfly Consumer Q4 2018 Q4 Shutterfly Consumer Revenue Guidance Bridge $          542 Shutterfly.com mid‐point of guidance* Revenue from existing customers 85% Estimated revenue from existing customers $          461 Revenue from new customers $            65 Revenue from category expansion, Lifetouch  $            15 synergies ** Estimated revenue for Shutterfly.com* $          541 Other businesses $              9 Shutterfly Consumer mid‐point of guidance $          550 * Including TinyPrints, excluding Other businesses ** Q4 range of $10M ‐ $20M 42Shutterfly Consumer Q4 2018 Q4 Shutterfly Consumer Revenue Guidance Bridge $ 542 Shutterfly.com mid‐point of guidance* Revenue from existing customers 85% Estimated revenue from existing customers $ 461 Revenue from new customers $ 65 Revenue from category expansion, Lifetouch $ 15 synergies ** Estimated revenue for Shutterfly.com* $ 541 Other businesses $ 9 Shutterfly Consumer mid‐point of guidance $ 550 * Including TinyPrints, excluding Other businesses ** Q4 range of $10M ‐ $20M 42

Historical Q4 Revenue Phasing 1H = 20% 2H = 80% 43Historical Q4 Revenue Phasing 1H = 20% 2H = 80% 43

Medium-term Revenue Growth Outlook

Segment	Growth Range	Levers
Core	2% - 4%	Pricing & promotions, mobile, simplification, automated product creation, personalized marketing, brand marketing
PGHD/New Categories	8% - 12%	All of the above plus category and range expansion
SFLY Consumer	**3% - 6%**	
Lifetouch	0% - 3%	Participation rate, account growth, online ordering, consumer marketing, revenue yield
SBS	5% - 15%	New customers and expansion with existing customers
Total before synergies	2% - 5%	
Lifetouch Revenue Synergies*	$50+ million	Cost-efficient new customer growth
Total	**3% - 7%**	

SHUTTERFLY INC

* Represents revenue synergies in 2020 and beyond.

44

Lifetouch Customer Acquisition Opportunity

($M)	Cumulative Customers Acquired						
Value of Customers	500	1,000	1,250	1,500	2,000	3,000	4,000
75%	$17.4	$34.7	$43.4	$52.1	$69.4	$104.1	$138.9
80%	$18.5	$37.0	$46.3	$55.5	$74.1	$111.1	$148.1
85%	$19.7	$39.3	$49.2	$59.0	$78.7	$118.0	$157.4
90%	$20.8	$41.7	$52.1	$62.5	$83.3	$125.0	$166.6
95%	$22.0	$44.0	$55.0	$66.0	$87.9	$131.9	$175.9
100%	$23.1	$46.3	$57.9	$69.4	$92.6	$138.9	$185.1
105%	$24.3	$48.6	$60.8	$72.9	$97.2	$145.8	$194.4
110%	$25.5	$50.9	$63.6	$76.4	$101.8	$152.7	$203.7
115%	$26.6	$53.2	$66.5	$79.8	$106.5	$159.7	$212.9
120%	$27.8	$55.5	$69.4	$83.3	$111.1	$166.6	$222.2
125%	$28.9	$57.9	$72.3	$86.8	$115.7	$173.6	$231.4

Shaded green area results in greater than $25M of incremental Adjusted EBITDA (assuming 50% contribution margin)

SHUTTERFLY INC

45

Cost Synergies and Integration Cost Savings Costs to Achieve/ Integration Costs $37 $37 $28 $26 $23 $7 FY18 FY19 FY20 FY18 FY19 FY20 Vendors/Supply Chain Insourcing Increased Technology 401K/ ESOP repl Retention G&A Production Facilities Technology Cost Synergies Notes: 1. Replaces $70MM ESOP dividend 46Cost Synergies and Integration Cost Savings Costs to Achieve/ Integration Costs $37 $37 $28 $26 $23 $7 FY18 FY19 FY20 FY18 FY19 FY20 Vendors/Supply Chain Insourcing Increased Technology 401K/ ESOP repl Retention G&A Production Facilities Technology Cost Synergies Notes: 1. Replaces $70MM ESOP dividend 46

2020 Minimum Adjusted EBITDA Target of $450M ($ Millions) FY 18 Midpoint of EBITDA Guidance $400 Adjust for Q1 Lifetouch EBITDA loss ($35) Full Year 2018 Guidance $365  EBITDA growth at 4%/year $28  Consolidation of production facilities $13 Supply chain/Technology synergies and lower integration costs $19 EBITDA (exclLT Revenue Synergies) $425  EBITDA from LT Revenue Synergies (customer conversion)* $27  Total  $452  * Assumes $50M-$60M of revenue synergies at 50% contribution margin 472020 Minimum Adjusted EBITDA Target of $450M ($ Millions) FY 18 Midpoint of EBITDA Guidance $400 Adjust for Q1 Lifetouch EBITDA loss ($35) Full Year 2018 Guidance $365 EBITDA growth at 4%/year $28 Consolidation of production facilities $13 Supply chain/Technology synergies and lower integration costs $19 EBITDA (exclLT Revenue Synergies) $425 EBITDA from LT Revenue Synergies (customer conversion)* $27 Total $452 * Assumes $50M-$60M of revenue synergies at 50% contribution margin 47

Strong Free Cash Flow Generation $120M - $140M $40M* ~$35M-$40M $0 $450 $250 Adj EBITDA Target CapEx Cash Interest Expense Cash Taxes Changes in WC Free Cash Flow 2020 5-6% of revenue Effective interest rate of 5.5% Effective tax rate of 20-25% Assume neutral 2020 Approximately 50% FCF Conversion 48 *Interest expense estimate assumes $475M of debt repaid by the beginning of 2020Strong Free Cash Flow Generation $120M - $140M $40M* ~$35M-$40M $0 $450 $250 Adj EBITDA Target CapEx Cash Interest Expense Cash Taxes Changes in WC Free Cash Flow 2020 5-6% of revenue Effective interest rate of 5.5% Effective tax rate of 20-25% Assume neutral 2020 Approximately 50% FCF Conversion 48 *Interest expense estimate assumes $475M of debt repaid by the beginning of 2020

Balanced Capital Allocation Strategy ($ in Millions) Debt/ Adj EBITDA Repurchases $216 > Manage balance sheet with prudent leverage and adequate cash given *** seasonality $112 $110 36.8 35.2 35.2 > Maintaining BB rating profile 34.1 $0 > Capital allocated between: organic 2015 2016 2017 2018 investment, M&A, returning excess Shares Outstanding capital to shareholder, and debt repayment Debt + Capital Leases CapEx $100 > Expect to have compelling $81 $76** $73 opportunities 7.6% > Expect to be able to settle 6.7% * 6.1% 5.0% acquisition debt ($825M) by 2021 2015 2016 2017 2018 % of Total Revenue Notes: *Net of convert repayment settled on May 15, 2018 ** Excludes $9.8M adjustment related to printers the Company acquired and immediately sold in the second quarter of 2016. 49 ***Adjusted EBITDA is proforma to include Lifetouch Q1 lossBalanced Capital Allocation Strategy ($ in Millions) Debt/ Adj EBITDA Repurchases $216 > Manage balance sheet with prudent leverage and adequate cash given *** seasonality $112 $110 36.8 35.2 35.2 > Maintaining BB rating profile 34.1 $0 > Capital allocated between: organic 2015 2016 2017 2018 investment, M&A, returning excess Shares Outstanding capital to shareholder, and debt repayment Debt + Capital Leases CapEx $100 > Expect to have compelling $81 $76** $73 opportunities 7.6% > Expect to be able to settle 6.7% * 6.1% 5.0% acquisition debt ($825M) by 2021 2015 2016 2017 2018 % of Total Revenue Notes: *Net of convert repayment settled on May 15, 2018 ** Excludes $9.8M adjustment related to printers the Company acquired and immediately sold in the second quarter of 2016. 49 ***Adjusted EBITDA is proforma to include Lifetouch Q1 loss

Lifetouch 50Lifetouch 50

Lifetouch Michael Meek Lifetouch President and CEO 51Lifetouch Michael Meek Lifetouch President and CEO 51

Lifetouch Agenda • Lifetouch’s Rich History • Lifetouch Today • Schools • Preschools • Studios • Church  52Lifetouch Agenda • Lifetouch’s Rich History • Lifetouch Today • Schools • Preschools • Studios • Church 52

Lifetouch History: The Beginnings



Company Founded *Eldon Rothgeb and Bruce Reinecker launch National School Studios*

ESOP Formed *Reinecker gives full ownership of firm to employees*

Lifetouch

Lifetouch Inc. *Company changes its name to Lifetouch*



Leadership Transition *Paul Harmel, 20-year CEO, retires; Michael Meek elevated to CEO*

1936 | 1968-1976 | 1978 | 1980s | 1984 | 2008-2016 | 2016 | 2018

First Acquisitions *Superior School Photo Service Company, Universal Publications (Yearbooks) and Prestige Senior Portraits*



Acquisition Spree *Rapid expansion into School, Preschool, Church, and Studio Photography*



Limited Growth *Amid rising ESOP repurchase obligations*



Shutterfly Acquires Lifetouch *Transaction closes April 2, 2018*

Shutterfly

SHUTTERFLY

53

Lifetouch Today

- **Largest photography company** in the world
- Provide **cherished photography and iconic school pictures** to families
- **Large and stable area of consumer expenditure**
- **Undisputed leader** in School photography
- **Only national brand;** more than 10x next largest regional player
- **Experienced management team** leading transition to position Lifetouch for growth and long-term success


$925M
revenue
4 businesses:
School, Preschool, Church, Studio
operating in
50 states & 10 provinces
8,000 year-round employees
10,000 seasonal employees

SHUTTERFLY INC

54

2018 Revenue by Business Unit School Studio Church Preschool 72% 13% 8% 7% 552018 Revenue by Business Unit School Studio Church Preschool 72% 13% 8% 7% 55

Opportunities Hosts Consumers School Preschool 72% 7% Church 8% 56Opportunities Hosts Consumers School Preschool 72% 7% Church 8% 56

Complete Memory Solution Shutterfly Products Shutterfly Photos Platform Memory Capture 57Complete Memory Solution Shutterfly Products Shutterfly Photos Platform Memory Capture 57

5858

Schools Group 59Schools Group 59

VIDEO 60VIDEO 60

Lifetouch Schools Group 50,000+ 25 million+ schools served students photographed 10 million+ 50 & 10 households served states & provinces 61Lifetouch Schools Group 50,000+ 25 million+ schools served students photographed 10 million+ 50 & 10 households served states & provinces 61

Schools Group - Business Lines PRESTIGE FALL CLASSROOM SPRING YEARBOOKS AFFINITY 62Schools Group - Business Lines PRESTIGE FALL CLASSROOM SPRING YEARBOOKS AFFINITY 62

90% of families intend to  purchase school pictures 6390% of families intend to purchase school pictures 63

97% of school administrators  view school  photography as  99%+ OF SCHOOLS important DO FALL  PICTURES 6497% of school administrators view school photography as 99%+ OF SCHOOLS important DO FALL PICTURES 64

Schools Group: Areas of Strategic Focus

UNDERCLASS | SENIORS | YEARBOOKS | SPORTS | COMMENCEMENTS

1. Complete our field transformation
2. Drive organic account growth across all business lines
3. Increase Participation and AOV
4. Refine our photo program offering
5. Standardize our business processes



SHUTTERFLY INC

65

Schools: Why We Win Consumers Schools • Safety & security • Easy & flexible order options • One stop for all programs  • Breadth of photographic options • Ability to scale  • MyFamily Rewards Loyalty Program • Parent Notify • SmileSafePhoto ID Safety Program 66Schools: Why We Win Consumers Schools • Safety & security • Easy & flexible order options • One stop for all programs • Breadth of photographic options • Ability to scale • MyFamily Rewards Loyalty Program • Parent Notify • SmileSafePhoto ID Safety Program 66

Fall School Picture Day - Peak During our  Schools peak, we achieve: 7,400+ PHOTOGRAPHERS  & FIELD STAFF 50,000+ SCHOOLS  ENTERED 20M+ STUDENTS  PHOTOGRAPHED 67Fall School Picture Day - Peak During our Schools peak, we achieve: 7,400+ PHOTOGRAPHERS & FIELD STAFF 50,000+ SCHOOLS ENTERED 20M+ STUDENTS PHOTOGRAPHED 67

Preschools Business Unit 68Preschools Business Unit 68

VIDEO 69VIDEO 69

Preschools Business Unit 24,000 centers served 65% served 2x annually 2,500,000 sessions photographed 70Preschools Business Unit 24,000 centers served 65% served 2x annually 2,500,000 sessions photographed 70

Preschools Opportunity • Exclusive relationship with 8 of 12  national accounts  • Preferred relationships with most  consecutive  regional accounts years of organic  growth • Serving 24,000  of ~100,000  potential centers 71Preschools Opportunity • Exclusive relationship with 8 of 12 national accounts • Preferred relationships with most consecutive regional accounts years of organic growth • Serving 24,000 of ~100,000 potential centers 71

Preschools: Why We Win

Preschools	Consumers
• Picture Day execution	• Convenient order options
• Revenue sharing	• Same Day Proof program
• Building their brand	• Photographic quality & variety
• National reach	• SmileSafe Photo ID Safety Program



SHUTTERFLY INC

72

Preschools Photo Strategy: Let a Kid Be a Kid 73Preschools Photo Strategy: Let a Kid Be a Kid 73

Preschool: Areas of Strategic Focus Drive Organic Account Growth 1  2  Increase Participation and AOV 3  Establish Consumer Relationships 74Preschool: Areas of Strategic Focus Drive Organic Account Growth 1 2 Increase Participation and AOV 3 Establish Consumer Relationships 74

Studios Business Unit 75Studios Business Unit 75

Studios Business Unit 450 1.2M studios sessions 47 30% states of sales 37 happen in 8weeks outdoor  locations 76Studios Business Unit 450 1.2M studios sessions 47 30% states of sales 37 happen in 8weeks outdoor locations 76

Studios: Areas of Strategic Focus Grow Sessions and AOV 1  2  Photography Innovation 3  Improve Customer Experience 77Studios: Areas of Strategic Focus Grow Sessions and AOV 1 2 Photography Innovation 3 Improve Customer Experience 77

Church Business Unit 78Church Business Unit 78

Lifetouch Church Business Unit 7,500 churches served 600,000 sessions photographed 79Lifetouch Church Business Unit 7,500 churches served 600,000 sessions photographed 79

Church: Areas of Strategic Focus 1  Improve Host Value Proposition 2  Simplify Services Delivery 3  Broaden Appeal of Photography 80Church: Areas of Strategic Focus 1 Improve Host Value Proposition 2 Simplify Services Delivery 3 Broaden Appeal of Photography 80

8181

Shutterfly Consumer 82Shutterfly Consumer 82

Shutterfly Consumer Christopher North Michele Anderson Ishantha Lokuge Erik Weitzman Mickey Mericle President and CEO SVP Retail SVP and Chief  VP Mobile SVP and Chief  Product Officer Marketing Officer 83Shutterfly Consumer Christopher North Michele Anderson Ishantha Lokuge Erik Weitzman Mickey Mericle President and CEO SVP Retail SVP and Chief VP Mobile SVP and Chief Product Officer Marketing Officer 83

What’s Exceptional About Shutterfly Brand Customer Vertical Technical Monetization Strength Loyalty Integration Capabilities • Inspiring designs • Strong connection • World‐class operations • Product breadth • Mobile  • Customer satisfaction • Permission to cross‐sell • Scale  • Upsell, Cross‐sell,  • Self‐service product  • Aided/unaided  • High repeat rate • Continuous  Premium  creation tools recognition improvement • Increasing LTV • Cloud photo management • Machine learning Sharing life’s  joy Shutterfly has a strong set of assets that drive customer innovation and profitable growth 84What’s Exceptional About Shutterfly Brand Customer Vertical Technical Monetization Strength Loyalty Integration Capabilities • Inspiring designs • Strong connection • World‐class operations • Product breadth • Mobile • Customer satisfaction • Permission to cross‐sell • Scale • Upsell, Cross‐sell, • Self‐service product • Aided/unaided • High repeat rate • Continuous Premium creation tools recognition improvement • Increasing LTV • Cloud photo management • Machine learning Sharing life’s joy Shutterfly has a strong set of assets that drive customer innovation and profitable growth 84

Shutterfly Consumer By the Numbers

Leading retailer of personalized photo-based products



- Revenue of $1B
- 10M Customers
- 26M Orders
- 40B Hosted Photos
- $38 AOV

SHUTTERFLY INC

Note: "Core" includes Cards & Stationery, Calendars, Prints, Photo Books, and Tiny Prints; "PGHD" includes Kids and Pets, and Other (BorrowLenses and Groovebook)

85

Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 86Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 86

Category and Range Expansion Kids & Pets 87Category and Range Expansion Kids & Pets 87

Based on Prior New Categories, We Expect Kids & Pets, and Future New Categories, to Drive Growth Photo Gift & Home Decor Products 150 119 100 62 The Photo Gift & Home Décor assortment  50 grew by 57 products in 5 years - 2013 2018 Photo Gift & Home Décor added ~$115M in  Revenue, a 20% CAGR, in 5 Years Photo Gifts & Home Decor Revenue  Given this track record, we expect to drive  ($M) strong growth from Kids & Pets and future  $300 $188 category expansion $191 $200 $74 $100 $- 2013 2018 88Based on Prior New Categories, We Expect Kids & Pets, and Future New Categories, to Drive Growth Photo Gift & Home Decor Products 150 119 100 62 The Photo Gift & Home Décor assortment 50 grew by 57 products in 5 years - 2013 2018 Photo Gift & Home Décor added ~$115M in Revenue, a 20% CAGR, in 5 Years Photo Gifts & Home Decor Revenue Given this track record, we expect to drive ($M) strong growth from Kids & Pets and future $300 $188 category expansion $191 $200 $74 $100 $- 2013 2018 88

Accelerating our Product Introduction Engine

Product Launches by Year


47
22
26
2016
2017
2018

- Streamlining product configuration through automation of more simple steps
- Building in an ongoing product backlog
- Outsourcing non-strategic repetitive work



Personalized Gifts / Home Decor
Shutterfly


Shutt

Cards and Stationery
Shutterfly
tinyprints



Prints
Shutterfly



Kids & Pets
Shutterfly



Calendars
Shutterfly



Photo Books
Shutterfly

More Categories!
Shutterfly
tinyprints

SHUTTERFLY INC

89

Pricing and Promotion New and more relevant, targeted  1 promotions 2 New VP of Pricing and Promotions Simplification: reducing promotion stacking  3 and code entry New promo functionality, including upsell to  4 free shipping and quantity upsell Improving testing capabilities and increasing  5 testing velocity 90Pricing and Promotion New and more relevant, targeted 1 promotions 2 New VP of Pricing and Promotions Simplification: reducing promotion stacking 3 and code entry New promo functionality, including upsell to 4 free shipping and quantity upsell Improving testing capabilities and increasing 5 testing velocity 90

Free Promotions – Reinvigorated and Applied more Surgically Our customers grew tired of our free promotions, as  delivered  Why? We repeated the same promotion to all customers,  too often, and partner channel decline We have reinvigorated our free offering, and we are  applying it more surgically:  ‐ Pipeline of lower‐priced products for promotions to drive new  customers ‐ Targeted to the subset of value‐oriented existing customers ‐ Using Machine Learning to determine which free offers to  present to customers 91Free Promotions – Reinvigorated and Applied more Surgically Our customers grew tired of our free promotions, as delivered Why? We repeated the same promotion to all customers, too often, and partner channel decline We have reinvigorated our free offering, and we are applying it more surgically: ‐ Pipeline of lower‐priced products for promotions to drive new customers ‐ Targeted to the subset of value‐oriented existing customers ‐ Using Machine Learning to determine which free offers to present to customers 91

Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 92Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 92

Key Product Innovations AI/ML Growth Site Speed Automated Monetization Creation Paths Product Engagement Commerce Creation (APC) Personalization SIMPLIFICATION AUTOMATION MOBILE 93Key Product Innovations AI/ML Growth Site Speed Automated Monetization Creation Paths Product Engagement Commerce Creation (APC) Personalization SIMPLIFICATION AUTOMATION MOBILE 93

Simplification Inspirational Shopping Easier Addressing Photo Auto-fill and Auto-crop 94Simplification Inspirational Shopping Easier Addressing Photo Auto-fill and Auto-crop 94

Site Speed and Customer Experience 2.1x faster 2.9x faster Shutterfly.comload time vs 2016 Homepage load time vs 2016 >99% < 1 second Mobile app crash‐free rate Shopping cart load time 95Site Speed and Customer Experience 2.1x faster 2.9x faster Shutterfly.comload time vs 2016 Homepage load time vs 2016 >99% < 1 second Mobile app crash‐free rate Shopping cart load time 95

Automated Product Creation 96Automated Product Creation 96

IC Web Cart 97IC Web Cart 97

Order History 98Order History 98

Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 99Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 99

Huge Opportunity on Mobile


Personalization
Simplicity
Connection
50% OFF
MADE JUST FOR YOU

Key U.S. Mobile Stats

77%
of total photos are captured on a smartphone

50%
of total digital time is spent in smartphone apps

33%
annual growth in mCommerce revenue

SHUTTERFLY INC

Sources: Infotrends: *US Image Capture Market Forecast: 2017-2022*, ComScore: *2017 Mobile App Report*, eMarketer

100

Mobile Apps are a Key Growth Driver >1M 3.8M App downloads for 11 Monthly Active App Users Sep ‘18 consecutive quarters 42%  35% of new Shutterflybrand App share of Photo Gifts customersacquired in App YTD  and Home Décor revenue Q3 ‘18 101Mobile Apps are a Key Growth Driver >1M 3.8M App downloads for 11 Monthly Active App Users Sep ‘18 consecutive quarters 42% 35% of new Shutterflybrand App share of Photo Gifts customersacquired in App YTD and Home Décor revenue Q3 ‘18 101

Broadening App Revenue Category Mix App Revenue App Revenue 12 months through 9/30/16 12 months through 9/30/18 Photo Books Calendars C&S Prints PGHD Photo Books Prints PGHD 102Broadening App Revenue Category Mix App Revenue App Revenue 12 months through 9/30/16 12 months through 9/30/18 Photo Books Calendars C&S Prints PGHD Photo Books Prints PGHD 102

Positive Customer Feedback

Shutterfly for iPhone

Shutterfly

Available on the iPhone App Store

4.7 stars

"This app allows you to **upload literally thousands of pictures** right from your phone and start creating all sorts of personalized gifts or keepsakes right away. Imagine you're on vacation and you and your kids just climbed to a stunning overlook and captured the moment with a great picture on your phone. Sure, you could call and tell the grandparents how breathtaking the view was, but **why not *show* them**? In less time than it took to catch your breath, you could upload your photo, select a print (or poster or magnet or any of hundreds of different items, add the place & date, and have it sent to them before you get back from your trip!"

Shutterfly for Android

Shutterfly

GET IT ON Google Play

4.6 stars

"I **absolutely 'Loved It'**! Ordering prints from my phone was **quick and easy**. I especially enjoyed the capability of cropping my prints. This is a great way to get my prints off of my phone and into my hands!"

"I've always been so afraid of losing my photos, since I'm not very computer savvy.... So, **this app gives me a piece of mind** that I won't "Accidentally' erase all my memories, especially since I've just lost 3 people that I can no longer take photos of. So **thank you** for this.

SHUTTERFLY INC

103

65+ New-to-App Products in 2018 10465+ New-to-App Products in 2018 104

Automated Product Creation Magic Tile (Mobile Apps) • Inspire“Impulse Buy”purchases  via personalizedproduct  suggestions • Browse products and  designs,shuffle pictures • Buy “as is” or easily edit 105Automated Product Creation Magic Tile (Mobile Apps) • Inspire“Impulse Buy”purchases via personalizedproduct suggestions • Browse products and designs,shuffle pictures • Buy “as is” or easily edit 105

Photo-First Ordering • Consolidated Timeline–single view of photos acrosscamera  roll and Shutterfly cloud • Easily start creation from  Photostab • Preview your photo on  Shutterfly products 106Photo-First Ordering • Consolidated Timeline–single view of photos acrosscamera roll and Shutterfly cloud • Easily start creation from Photostab • Preview your photo on Shutterfly products 106

New in 2018: Free Book a Month • New Free Book a Month  program • Monthly book reminders • Automated Product Creation  (APC) book suggestions 107New in 2018: Free Book a Month • New Free Book a Month program • Monthly book reminders • Automated Product Creation (APC) book suggestions 107

Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 108Shutterfly Consumer Category Expansion + New Product Launch Pricing and Promotions User Experience + Simplification Mobile Marketing 108

Shutterfly Enjoys Top Brand Awareness and Satisfaction 88% Customer Satisfaction Ratings Total Awareness 73% 10 Aided Unaided 2017 2018 62% 9 43% 8 41% 7 17% 6 25% 2% 2% 5% 0% 0% 5 Overall Satisfaction Likelihood to Competitive Pricing Repurchase 109Shutterfly Enjoys Top Brand Awareness and Satisfaction 88% Customer Satisfaction Ratings Total Awareness 73% 10 Aided Unaided 2017 2018 62% 9 43% 8 41% 7 17% 6 25% 2% 2% 5% 0% 0% 5 Overall Satisfaction Likelihood to Competitive Pricing Repurchase 109

Marketing Investment Areas o Single Platform Consolidation saved 300bps in  Marketing Spend o During this time, we: o Focused on performance marketing  o Significantly reduced brand investment and  programs o Now time to reinvest in brand for top and  bottom line results. o Already investing in Q4 Awareness 110Marketing Investment Areas o Single Platform Consolidation saved 300bps in Marketing Spend o During this time, we: o Focused on performance marketing o Significantly reduced brand investment and programs o Now time to reinvest in brand for top and bottom line results. o Already investing in Q4 Awareness 110

Mobile App is Crucial for New Customer Acquisition App NC % of Total NC 50% App New Customer growth YoY 20% 40% New Customers via App 35% 30% Incremental Revenue from Web customers 20% 30% who install App 10% Total traffic is on App 35% 0% Engage and inspire consumers across multiple platforms 111Mobile App is Crucial for New Customer Acquisition App NC % of Total NC 50% App New Customer growth YoY 20% 40% New Customers via App 35% 30% Incremental Revenue from Web customers 20% 30% who install App 10% Total traffic is on App 35% 0% Engage and inspire consumers across multiple platforms 111

Customer Relevancy Vision: Deliver Personalized, Relevant Communication to Every Customer Customized Product and Engagement Content Device Driven Customization Send Time Optimization Customized Promos Personalized Content 112Customer Relevancy Vision: Deliver Personalized, Relevant Communication to Every Customer Customized Product and Engagement Content Device Driven Customization Send Time Optimization Customized Promos Personalized Content 112

Customer Relevancy Done Right: Targeted, Personalized Marketing Improves Customer LTV Social App Email Site N/A Franklin (Dog Lover) N/A Barbara (Bride to Be) Sent at 16:00 Personalized & Right Right Deeper + + Relevant Content Channels Time = Engagement 113Customer Relevancy Done Right: Targeted, Personalized Marketing Improves Customer LTV Social App Email Site N/A Franklin (Dog Lover) N/A Barbara (Bride to Be) Sent at 16:00 Personalized & Right Right Deeper + + Relevant Content Channels Time = Engagement 113

Integration 114Integration 114

Integration Stephanie Schmid Greg Hintz VP Lifetouch Marketing VP Shutterfly Corporate  Development  115Integration Stephanie Schmid Greg Hintz VP Lifetouch Marketing VP Shutterfly Corporate Development 115

6 Key Integration Tenets 1. Continue progress in the core business 2. Minimize regulatory, legal and reputational risk 3. Focus on achieving the largest key cost and revenue synergies 4. Speed matters 5. Leverage existing resources where possible 6. Stay true to our shared values 1166 Key Integration Tenets 1. Continue progress in the core business 2. Minimize regulatory, legal and reputational risk 3. Focus on achieving the largest key cost and revenue synergies 4. Speed matters 5. Leverage existing resources where possible 6. Stay true to our shared values 116

Transformational Acquisition with Compelling Strategic Rationale 117Transformational Acquisition with Compelling Strategic Rationale 117

Revenue Synergy Model Build Total Lifetouch emails Activation Ramping integration efforts Lifetime value  Historical trends 118Revenue Synergy Model Build Total Lifetouch emails Activation Ramping integration efforts Lifetime value Historical trends 118

Shutterfly Consumer Gaining Access to a Minimum of 7.5M customers 10M Customers 25%* 10M Customers *We estimate the Lifetouch/Shutterfly overlap in customer base at around one‐quarter, looking  at the total active customers in each business over the last three years. Lifetouch has more than 10M active customers purchasing in the last 12 months. 119Shutterfly Consumer Gaining Access to a Minimum of 7.5M customers 10M Customers 25%* 10M Customers *We estimate the Lifetouch/Shutterfly overlap in customer base at around one‐quarter, looking at the total active customers in each business over the last three years. Lifetouch has more than 10M active customers purchasing in the last 12 months. 119

The 7.5M+ Lifetouch Customer Number is Extremely Conservative

1-Year Lifetouch Customer Estimate

6.8M	Unique email addresses
+	
4.1M	Estimated unique paper-buying customers
=	
10.9M	Total estimated Lifetouch 1-year actives
13.5%	1-year digital buyer overlap between Lifetouch and Shutterfly *
9.4M	**Estimated non-overlap 1-year Actives**

3-Year Lifetouch Customer Estimate

15.4M	Unique email addresses
+	
???	Estimated unique paper-buying customers
=	
15-25M	Total estimated Lifetouch 3-year actives
27.2%	3-year digital buyer overlap between Lifetouch and Shutterfly *
11-18M	**Estimated non-overlap 3-year Actives**

SHUTTERFLY INC

* Overlap estimated on the basis of email comparison and rate is assumed to be the same for paper buyers

120

+13% Higher Spend from Lifetouch Overlap Customers +13% 121+13% Higher Spend from Lifetouch Overlap Customers +13% 121

Integrated Marketing Package Inserts Flyers Email Reminders 122Integrated Marketing Package Inserts Flyers Email Reminders 122

Photo Ingestion Customer Experience 123Photo Ingestion Customer Experience 123

Revenue Synergy: Convert Lifetouch Customers to Shutterfly 124Revenue Synergy: Convert Lifetouch Customers to Shutterfly 124

Testing 1. Order form / flyer optimization 2. Shutterfly freebie with online school picture purchase 3. Insert testing 4. Email content, offer and subject lines 125Testing 1. Order form / flyer optimization 2. Shutterfly freebie with online school picture purchase 3. Insert testing 4. Email content, offer and subject lines 125

Market Research Lifetouch + Shutterfly Lifetouch has joined the Shutterfly family! 126Market Research Lifetouch + Shutterfly Lifetouch has joined the Shutterfly family! 126

Complementarily Peak Seasons for Lifetouch and Shutterfly Lifetouch Spring Lifetouch Fall Shutterfly Holiday 127Complementarily Peak Seasons for Lifetouch and Shutterfly Lifetouch Spring Lifetouch Fall Shutterfly Holiday 127

Manufacturing Platform Common Manufacturing Platform 128 128Manufacturing Platform Common Manufacturing Platform 128 128

Internal Manufacturing Capabilities Winnepeg Winnipeg Current footprint of  12 internal  production facilities  going to 10 in 2019 129 129Internal Manufacturing Capabilities Winnepeg Winnipeg Current footprint of 12 internal production facilities going to 10 in 2019 129 129

High Level Overview of 2019 and Beyond Plans Expand Eligible BUs Cultural Integration Manufacturing Seamless  Accounting, Legal,  Supply Chain Integration Real Estate, ERP,  G&A etc. Targeted marketing COST REVENUE INTEGRATION SYNERGIES SYNERGIES PROJECTS 130High Level Overview of 2019 and Beyond Plans Expand Eligible BUs Cultural Integration Manufacturing Seamless Accounting, Legal, Supply Chain Integration Real Estate, ERP, G&A etc. Targeted marketing COST REVENUE INTEGRATION SYNERGIES SYNERGIES PROJECTS 130

Cultural Integration is Critical for Success Cultural Integration Accounting, Legal,  Real Estate, ERP,  etc. INTEGRATION PROJECTS 131Cultural Integration is Critical for Success Cultural Integration Accounting, Legal, Real Estate, ERP, etc. INTEGRATION PROJECTS 131

Enterprise 132Enterprise 132

Enterprise and SBS Scott Arnold President, Shutterfly Enterprise 133Enterprise and SBS Scott Arnold President, Shutterfly Enterprise 133

Enterprise Vision Enable businesses to efficiently and effectively engage their customers through personalized communications enabled by digital manufacturing. 134Enterprise Vision Enable businesses to efficiently and effectively engage their customers through personalized communications enabled by digital manufacturing. 134

U.S. Enterprise Print Wide Documents Format $100B enterprise print  Promotional Products Publishing $10B digital print Labels Source: IBISWorld, NPES, IDC, Shutterfly Estimates 135U.S. Enterprise Print Wide Documents Format $100B enterprise print Promotional Products Publishing $10B digital print Labels Source: IBISWorld, NPES, IDC, Shutterfly Estimates 135

Documents Category Digital Print Volume* Billions of Pages, Simplex Equivalent 600 Specialty Transactional 500 Marketing Collateral Direct Mail 400 300 200 100 0 2014 2015 2016 2017 2018 2019 2020 *Source: NPES (North America) 136Documents Category Digital Print Volume* Billions of Pages, Simplex Equivalent 600 Specialty Transactional 500 Marketing Collateral Direct Mail 400 300 200 100 0 2014 2015 2016 2017 2018 2019 2020 *Source: NPES (North America) 136

Customer Imperatives They need: We deliver: • Greater variety Personalized, flexible  solutions powered by  • More personalization technology and optimized  • Just‐in‐time for customer value • Omni‐channel model 137Customer Imperatives They need: We deliver: • Greater variety Personalized, flexible solutions powered by • More personalization technology and optimized • Just‐in‐time for customer value • Omni‐channel model 137

Shutterfly Business Solutions Advantages 1 Shutterfly A brand that signifies technology, quality, reliability, and trust Brand 2 Technology Simplifying and integrating across multiple, unconnected  First systems to streamline client programs, processes, and insights 3 Personalized solutions that deliver high impact to customers  Omnichannel based on their channel preferences  4 Hybrid Migrate legacy client programs from offset to hybrid and/or  model digital‐only print models that increase efficiency 138Shutterfly Business Solutions Advantages 1 Shutterfly A brand that signifies technology, quality, reliability, and trust Brand 2 Technology Simplifying and integrating across multiple, unconnected First systems to streamline client programs, processes, and insights 3 Personalized solutions that deliver high impact to customers Omnichannel based on their channel preferences 4 Hybrid Migrate legacy client programs from offset to hybrid and/or model digital‐only print models that increase efficiency 138

SBS Technology Platform Content Management Data Reporting & Management Analytics Order Interactive Management Document / Fulfillment Composition Portals / APIs 139SBS Technology Platform Content Management Data Reporting & Management Analytics Order Interactive Management Document / Fulfillment Composition Portals / APIs 139

Customer Relevancy: Direct Mail Sondra Sondra 140Customer Relevancy: Direct Mail Sondra Sondra 140

Shutterfly Business Solutions

In the last year, there were

300 million personalized direct mail pieces sent,

370 million transactional letters packages mailed,

17 million personalized books printed, and

3 billion transactional images printed

by Shutterfly Business Solutions.

SHUTTERFLY INC

141

Enterprise Strategic Choices Prioritizing Based On: • Market readiness • Key capabilities • Financial attractiveness BUSINESS MODEL 142 PRODUCTEnterprise Strategic Choices Prioritizing Based On: • Market readiness • Key capabilities • Financial attractiveness BUSINESS MODEL 142 PRODUCT

Summary • Large US Enterprise print opportunity: $100B total with about 10% digital • Customer needs reflect trend to personalization and more responsive  communication models –including digital print • SBS advantages including Shutterfly brand, technology first, omni‐channel, and  hybrid delivery  • SBS Technology platform is delivering tangible value for customers including  Shutterfly’s Consumer business • Multiple Enterprise opportunities to extend Shutterfly technology and leverage  manufacturing platform 143Summary • Large US Enterprise print opportunity: $100B total with about 10% digital • Customer needs reflect trend to personalization and more responsive communication models –including digital print • SBS advantages including Shutterfly brand, technology first, omni‐channel, and hybrid delivery • SBS Technology platform is delivering tangible value for customers including Shutterfly’s Consumer business • Multiple Enterprise opportunities to extend Shutterfly technology and leverage manufacturing platform 143

Questions? 144Questions? 144

Analyst Day 2018 “Share life’s joy” 1Analyst Day 2018 “Share life’s joy” 1